Symetra Retirement Passport Group Variable Annuity

Supplement dated November 21, 2016
to Prospectus dated May 1, 2010 as supplemented

Effective on or about June 9, 2016, the Calvert VP SRI Mid Cap Growth Portfolio changed its name to Calvert VIP SRI Mid Cap Portfolio. Accordingly, any reference to the Calvert VP SRI Mid Cap Growth Portfolio in this prospectus is replaced with Calvert VIP SRI Mid Cap Portfolio.